Exhibit 10.2

FORM OF STOCK SUBSCRIPTION AGREEMENT

This STOCK SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of [Date] between Coeur Mining, Inc., a Delaware company (the “Purchaser”), and Paramount Gold Nevada Corp., a Nevada corporation (the “Company”).

RECITAL

The Company desires to sell and issue to the Purchaser, and the Purchaser desires to buy from the Company, shares of common stock of the Company, par value $0.01 (the “Common Stock”), on the terms and subject to the conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties and subject to the conditions contained herein, the Purchaser and the Company hereby agree as follows:

1.     Subscription for and Purchase of Shares. The Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to buy from Company, [     ] shares (the “Shares”) of the Common Stock for the aggregate purchase price of $[     ] (the “Purchase Price”).

2.     Closing. The closing (the “Closing”) of the purchase and sale of the Shares contemplated hereby shall take place on [ ], 2015 or on such other date (any such date, the “Closing Date”) as may be mutually agreeable to the Company and the Purchaser. At the Closing, the Purchaser shall pay to the Company by wire transfer in immediately available funds an amount equal to the Purchase Price. As soon as practicable after receipt of such payment, the Company shall issue and deliver to the Purchaser the Shares, which Shares may be issued in uncertificated form, and shall bear the following legend:

“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.”

3.     Representations and Warranties of Company. Company hereby represents and warrants to the Purchaser as follows:

(a)     Organization and Authorization. Company is a corporation duly organized, validly existing and in good standing under the laws of the [state of incorporation] and has full corporate power and authority to enter into, and consummate the transactions contemplated by, this Agreement. This Agreement has been duly executed and delivered by the Company, has been effectively authorized by all necessary action, corporate or otherwise, by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms.

(b)     Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock of the Company, par value $0.01. Following the consummation of the Closing and the distribution of shares of the Company in connection with the spin-off of the Company from Paramount Gold and Silver Corp., there will be [ ] shares of Common Stock issued and outstanding. The Shares, upon payment therefor, will be duly and validly issued, fully paid and non-assessable, and subject to no liens or encumbrances.

(c)     No Conflicts. The issuance of the Shares by the Company does not and will not result in any violation of, or conflict with, any term of the certificate of incorporation, bylaws or other governing documents of the Company or any other instrument to which the Company is bound or any law or regulation applicable to the Company.

(d)     Required Filings and Consents. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing by the Company with or notification by the Company to, any governmental or regulatory authority.

1

4.     Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a)     Organization and Authorization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the Delaware and has full corporate power and authority to enter into, and consummate the transactions contemplated by, this Agreement. This Agreement has been duly executed and delivered by the Purchaser, has been effectively authorized by all necessary action, member, partner, board or otherwise, by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

(b)     No Conflicts. The investment by the Purchaser in the Shares does not and will not result in any violation of, or conflict with, any term of the charter, bylaws or other governing documents of the Purchaser or any other instrument to which the Purchaser is bound or any law or regulation applicable to the Purchaser.

(c)     Required Filings and Consents. The execution and delivery of this Agreement by the Purchaser does not, and the performance by the Purchaser of its obligations hereunder and the consummation of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing by the Purchaser with or notification by the Purchaser to, any governmental or regulatory authority.

(d)     Acquisition of Shares for Investment. (i) The Purchaser is financially able to hold the Shares for long-term investment and (ii) the Shares are being purchased by the Purchaser for its own account for investment purposes, and not with a view to any distribution thereof to any person present in the United States or any identifiable group of United States citizens located outside of the United States, unless pursuant to registration under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws, or unless pursuant to any applicable exemption.

5.     Conditions to Closing by the Purchaser. Each and every obligation of the Purchaser under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, unless otherwise waived in writing by the Purchaser:

(a)     The representations and warranties of the Company contained herein shall be true, accurate and correct at and as of the Closing Date as though given at and as of the Closing Date.

(b)     The Company shall have performed and complied with and fulfilled in all material respects, all agreements, obligations and conditions required by this Agreement to be performed, complied with or fulfilled by Company on or prior to the Closing Date.

7.     Conditions to Closing by Company. Each and every obligation of Company under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, unless otherwise waived in writing by Company:

(a)     The representations and warranties of the Purchaser contained herein shall be true, accurate and correct at and as of the Closing Date as though given at and as of the Closing Date.

(b)     The Purchaser shall have performed, and complied with and fulfilled in all material respects, all agreements, obligations and conditions required by this Agreement to be performed, complied with or fulfilled by the Purchaser on or prior to the Closing Date.

2

8.     Notices. Any notice or other document required or permitted to be given or delivered by Company to the Purchaser pursuant to the terms of this Agreement shall be delivered at, or sent by certified or registered mail to the Purchaser at:

Coeur Mining, Inc.

104 S. Michigan Ave., Suite 900

Chicago, Illinois 60603

or to such other address as shall have been furnished to Company in writing by the Purchaser. Any notice or other document required or permitted to be given or delivered by the Purchaser to Company shall be sent by certified or registered mail to Company at:

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

or to such other address as shall have been furnished to the Purchaser in writing by Company.

9.     Counterparts. This Agreement may be executed in two counterparts (including facsimile or electronic transmission counterparts), each of which shall be deemed an original as against the party who has signed it, but both of which together shall constitute one and the same Agreement.

10.    Assignment. This Agreement and all the provisions hereof shall be binding and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, whether expressed or not, but neither this Agreement nor any of the rights, interests, duties or obligations hereunder may be assigned by either party hereto without the prior written consent of the other party. In the event that the Shares are at any time transferred to any person, the transferee shall take such Shares subject to and pursuant to all the terms, provisions, conditions and covenants of this Agreement and the transferee shall, as a condition precedent to the valid transfer of such Shares, agree for and on behalf of such transferee and such transferee’s heirs, successors and assigns to be bound by all such provisions as though such transferee were a party hereto, which agreement shall be delivered in writing to Company.

11.    Miscellaneous. (i) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of choice of laws or conflicts of laws thereof, (ii) this Agreement and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which an enforcement of the same is sought, (iii) the descriptive headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

[The remainder of this page is intentionally left blank]

3

IN WITNESS WHEREOF, this Agreement is made effective as of the date first above written.

PARAMOUNT GOLD NEVADA CORP.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

COEUR MINING, INC.

By:
Name:
Title:

[Signature Page to Subscription Agreement]